UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2010

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On October 21, 2010, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the third quarter ended September 30, 2010. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on October 22, 2010, the Company will hold a teleconference for analysts and media to discuss results for the third quarter ended September 30, 2010. The teleconference is webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes presentations of earnings, per share amounts and effective income tax rates which exclude special items and one-time tax items, as well as presentations of segment operating profit, segment income and EBITDA. These are financial measures that are not required by, nor presented in accordance with, accounting principles generally accepted in the United States (“GAAP”), but are included to provide more reflective views of our operations, provide transparency to investors and enable period-to-period comparability of financial performance.

Our presentations of earnings, per share amounts and effective income tax rates which exclude special items and one-time tax items should not be considered as alternatives to operating profit, earnings, per share amounts and effective tax rates, as determined in accordance with GAAP. Additionally, segment operating profit should not be considered as an alternative to operating profit as determined in accordance with GAAP. Further, segment income and EBITDA should not be considered as alternatives to net income attributable to Albemarle Corporation as determined in accordance with GAAP. The Company has included in the press release certain reconciliation information for these measures to their most directly comparable financial measures calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated October 21, 2010, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2010

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, dated October 21, 2010, issued by the Company.